                                                                   Exhibit 99.1

This Statement on Form 4 is filed by the Reporting Persons listed below.

Name of Designated Filer: ARTAL INTERNATIONAL S.C.A.

Date of Event Requiring Statement: August 1, 2022.

Issuer Name: Lexicon Pharmaceuticals, Inc. [LXRX]

                                   ARTAL INTERNATIONAL S.C.A.

                                   By: Artal International Management S.A., its
                                       managing partner

                                   By:  /s/ Anne Goffard
                                       -------------------------------
                                       Name: Anne Goffard
                                       Title: Managing Director

                                   ARTAL INTERNATIONAL MANAGEMENT S.A.

                                   By:  /s/ Anne Goffard
                                       -------------------------------
                                       Name: Anne Goffard
                                       Title: Managing Director

                                   ARTAL GROUP S.A.

                                   By:  /s/ Anne Goffard
                                       -------------------------------
                                       Name: Anne Goffard
                                       Title: Authorized Person

                                   WESTEND S.A.

                                   By: /s/ Anne Goffard
                                       -------------------------------
                                       Name: Anne Goffard
                                       Title: Managing Director

                                   STICHTING ADMINISTRATIEKANTOOR
                                   WESTEND

                                   By:  /s/ Amaury Wittouck
                                       --------------------
                                       Name: Amaury Wittouck
                                       Title: Sole Member of the Board

                                   AMAURY WITTOUCK

                                   By: /s/ Amaury Wittouck
                                       -------------------

                                   INVUS, L.P.

                                   By: INVUS ADVISORS, L.L.C., its general
                                       partner

                                   By:    /s/ Raymond Debbane
                                          -------------------
                                   Name:  Raymond Debbane
                                   Title: President

                                   INVUS PUBLIC EQUITIES, L.P.

                                   By: INVUS PUBLIC EQUITIES ADVISORS, LLC, its
                                       general partner

                                   By:    /s/ Raymond Debbane
                                          -------------------
                                   Name:  Raymond Debbane
                                   Title: President

                                   INVUS ADVISORS, L.L.C.

                                   By:    /s/ Raymond Debbane
                                          -------------------
                                   Name:  Raymond Debbane
                                   Title: President

                                   INVUS PUBLIC EQUITIES ADVISORS, LLC

                                   By:    /s/ Raymond Debbane
                                          -------------------
                                   Name:  Raymond Debbane
                                   Title: President